UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                December 5, 2005
                                -----------------
                Date of Report (Date of earliest event reported)

                         HOMELAND SECURITY NETWORK, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                  000-15216                  86-0892913
           ------                  ---------                  ----------
(State or other jurisdiction      (Commission                (IRS Employer
      of incorporation)           File Number)             Identification No.)


    2500 Legacy Drive, Suite 226, Frisco, Texas                75034
    -------------------------------------------                -----
     (Address of principal executive offices)               (Zip Code)

                                 (214) 618-6400
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former name or former address, if changed from last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.


      (a) Effective November 29, 2005, the Registrant, Homeland Security Network, Inc. (the "Company") engaged Swalm & Associates, P.C. of Plano, Texas as its independent registered accounting firm of the Company for the fiscal year ending December 31, 2005. Prior to the engagement, the Company did not consult with Swalm & Associates, P.C. regarding the application of accounting principles to any completed or contemplated transaction, or the type of audit opinion that may be rendered with respect to the Company's financial statements. No written or oral advise was provided by Swalm & Associates, P.C. that was any factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting.

      (b) The Company's Board of Directors approved the change in its independent registered public accounting firm.

      (c) Effective December 1, 2005, the Company dismissed Swalm & Associates, P.C. as its independent registered public accounting firm.

      (d) The Company's Board of Directors approved the change in its independent registered public accounting firm.

      (e) The change in the Company's independent registered public accounting firm was not related to any matter or disagreement with Swalm & Associates, P.C. concerning the Company's selection or application of accounting principles or practices, policies or judgments, the scope of audit, internal controls or integrity of management.

      (f) There is no matter of disagreement, which would cause the Company to make reference to with its report and there were no "reportable events", other than the engagement and dismissal, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-B.

      (g) The Company has provided a copy of the disclosures made in this Form 8-K to the former registered public accounting firm no later than the day of filing with the SEC, and has requested that the accountant furnish a letter addressed to the Commission stating whether it agrees with the statements made herein, and if not, stating the respects in which it does not agree.

      (h) Effective December 1, 2005, the Company engaged BKR Cornwell Jackson & Company, P.C. of Plano, Texas as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2005. Prior to the engagement, the Company did not consult with BKR Cornwell Jackson & Company, P.C. regarding the application of accounting principles to any specific completed or contemplated transaction, or the type of audit opinion that may be rendered with respect to the Company's financial statements.

      (i) The Company's Board of Directors approved the change in its independent registered public accounting firm.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            HOMELAND SECURITY NETWORK, INC.


Date: December 5, 2005                      By: /s/ Terri Ashley
                                                ---------------------------
                                                Terri Ashley
                                                Vice President